UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): November 3, 2014

 Commission File Number 0-17071

FIRST MERCHANTS CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA	35-1544218
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, IN 47305-2814
(Address of principal executive offices, including zip code)

(765) 747-1500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
X Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

At a special meeting on November 3, 2014, the shareholders of Community Bancshares, Inc., an Indiana corporation (“Community Bancshares”) approved the Agreement and Plan of Reorganization and Merger between Community Bancshares and First Merchants Corporation (“First Merchants”), dated July 21, 2014 (the “Merger Agreement”). Pursuant to the Merger Agreement, Community Bancshares will merge with and into First Merchants (the “Merger”). The Merger is expected to be consummated on November 7, 2014. Consummation of the Merger remains subject to the satisfaction of the customary closing conditions contained in the Merger Agreement.

ADDITIONAL INFORMATION

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or share election. In connection with the proposed Merger, First Merchants has filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 (Registration No. 333-198661) that includes a Proxy Statement for Community Bancshares and a Prospectus of First Merchants, as well as other relevant documents concerning the proposed transaction. The SEC declared the Form S-4 Registration Statement effective on October 2, 2014.  A definitive Proxy Statement and Prospectus was mailed to Community Bancshares shareholders on or about October 2, 2014. COMMUNITY BANCSHARES SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE CORRESPONDING PROXY STATEMENT AND PROSPECTUS REGARDING THE MERGER, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, TOGETHER WITH ALL AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the Proxy Statement and Prospectus, as well as other filings containing information about First Merchants, may be obtained at the SEC’s Web Site (http://www.sec.gov). You may also obtain these documents, free of charge, by accessing First Merchants’ Web site (http://www.firstmerchants.com) under the tab Investors, then under the heading Financial Information, and finally under the link to SEC Filings.

Community Bancshares and its directors and executive officers may be deemed to be participants in the solicitation of the shareholders of Community Bancshares in connection with the proposed Merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement and Prospectus regarding the proposed Merger. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 4, 2014

FIRST MERCHANTS CORPORATION

By: /s/ Mark K. Hardwick
Mark K. Hardwick,
Executive Vice President and
Chief Financial Officer